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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2003

SEALED AIR CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12139 (Commission File Number)	65-0654331 (IRS Employer Identification No.)
Park 80 East Saddle Brook, New Jersey (Address of Principal Executive Offices)		07663-5291 (Zip Code)

201-791-7600
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure.

        Sealed Air Corporation issued the following two press releases on June 26, 2003:

(a)
Contact: Philip H. Cook
(201) 791-7600

Sealed Air Announces Planned Private Offerings of Senior Notes
and Convertible Senior Notes

        SADDLE BROOK, N.J., Thursday, June 26, 2003—Sealed Air Corporation (NYSE:SEE) announced today that it intends, subject to market and other customary conditions, to make private offerings of up to $1.25 billion of senior notes, including $300 million of convertible senior notes. In addition, the Company expects to grant to the initial purchasers of the convertible senior notes an option to purchase in such private offerings an additional $45 million of the convertible senior notes exercisable for a period of 30 days.

        The Company said that, subject to the prior completion of at least one of these offerings, it intends to use all of the net proceeds of the offerings to call for redemption all or a portion of its outstanding shares of Series A convertible preferred stock. The current redemption value of such shares, which are redeemable at a price of $51.00 per share, amounts to approximately $1.3 billion.

        The notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. Certain of these securities may also be offered to a limited number of institutional accredited investors in the United States in transactions exempt from the registration requirements of the Securities Act and to non-U.S. persons outside of the United States pursuant to Regulation S under the Securities Act. The notes will not be registered under the Securities Act and will not be offered or sold in the United States without an applicable exemption from the registration requirements of the Securities Act.

Business

        Sealed Air is a leading global manufacturer of a wide range of food, protective and specialty packaging materials and systems including such widely recognized brands as Bubble Wrap® cushioning, Jiffy® protective mailers and Cryovac® food packaging products.

Forward Looking Statements

        Certain statements made by the Company in this press release may be forward-looking. These statements include comments as to future events and trends affecting the Company's business, which are based upon management's current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company. Forward-looking statements can be identified by such words as "expects," "intends," "plans," "estimates" and similar expressions. Actual results may differ materially from these expectations due to a number of factors, including changes in economic, political, business and market conditions in the geographic areas in which the Company conducts business, conditions in the capital markets affecting the Company's ability to consummate the sale of the notes, acts of war or terrorism, factors affecting customers, exchange rates, the success of new products, raw material and energy costs and legal proceedings. A more extensive list and description of these factors can be found under the heading "Forward-Looking Statements" in Management's Discussion and Analysis of Results of Operations and Financial Condition, which appears in the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and in the Company's other publicly available filings with the Securities and Exchange Commission.

(b)
Contact: Philip H. Cook
(201) 791-7600

Sealed Air Prices Senior Notes Due 2013 and 2033
and Convertible Senior Notes Due 2033

        SADDLE BROOK, N.J., Thursday, June 26, 2003—Sealed Air Corporation (NYSE:SEE) announced today the pricing of a total of $1.225 billion of senior notes. These include $400 million of senior notes due July 15, 2013, $450 million of senior notes due July 15, 2033, and $375 million of convertible senior notes due June 30, 2033. All of these notes were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended.

        The senior notes due July 15, 2013, with a coupon of 5.625% per annum, were sold at a price of 99.663% of their principal amount. The senior notes due July 15, 2033, with a coupon of 6.875% per annum, were sold at a price of 99.642% of their principal amount.

        The convertible senior notes will pay interest in cash at a rate of 3% per annum, and each $1,000 principal amount of the convertible senior notes will, subject to certain conditions, be convertible, at the holder's option, into 14.2857 shares of the Company's common stock. This represents a 47.96% conversion premium based on today's $47.31 closing price of the Company's common stock. Beginning July 2, 2007, the Company may redeem any of the convertible senior notes at 101.286% of their principal amount plus accrued and unpaid interest, declining to 100% of their principal amount, plus accrued and unpaid interest, on June 30, 2010. In addition, holders of the convertible senior notes may require the Company to redeem the convertible senior notes on June 30 of 2010, 2013, 2018, 2023 and 2028 or in the event of certain designated events at 100% of their principal amount plus accrued and unpaid interest. The Company granted to the initial purchasers of the convertible senior notes an option to purchase an additional $56.25 million of the convertible senior notes exercisable for a period of 30 days.

        Subject to the satisfaction of certain customary conditions, the Company expects all three series of notes to be issued and delivered to the initial purchasers on July 1, 2003.

        The Company intends, subject to the issuance and delivery of these securities, to call for redemption all of its outstanding shares of Series A convertible preferred stock. The current redemption value of such shares, which are redeemable at a price of $51.00 per share, amounts to approximately $1.3 billion. The Company intends to use the net proceeds of these offerings as well as a portion of its available cash to carry out this redemption.

        These notes were offered in the United States only to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, and in other transactions exempt from the registration requirements of the Securities Act. The notes have not been and will not be registered under the Securities Act and will not be offered or sold in the United States without an applicable exemption from the registration requirements of the Securities Act.

Forward Looking Statements

        Certain statements made by the Company in this press release may be forward-looking. These statements include comments as to future events and trends affecting the Company's business, which are based upon management's current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company. Forward-looking statements can be identified by such words as "expects," "intends," "plans," "estimates" and similar expressions. Actual results may differ materially from these expectations due to a number of factors, including changes in economic, political, business and market conditions in the geographic areas in which the Company conducts business, conditions in the capital markets affecting the Company's ability to consummate the sale of the notes, acts of war or terrorism, factors affecting customers, exchange rates, the success of new products, raw material and energy costs and legal proceedings. A more extensive list and description of these factors can be found under the heading "Forward-Looking Statements" in Management's Discussion and Analysis of Results of Operations and Financial Condition, which appears in the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and in the Company's other publicly available filings with the Securities and Exchange Commission.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
By:	/s/ TOD S. CHRISTIE Name: Tod S. Christie Title: Treasurer

Dated: June 26, 2003

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  Item 5. Other Events and Regulation FD Disclosure.
Sealed Air Announces Planned Private Offerings of Senior Notes and Convertible Senior Notes
Sealed Air Prices Senior Notes Due 2013 and 2033 and Convertible Senior Notes Due 2033
SIGNATURE